EXHIBIT 31.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO EXCHANGE ACT RULE 13A-14(A)/15D-14(A)

AS ADOPTED PURSUANT TO SECTION 302

OF THE SARBANES-OXLEY ACT OF 2002

I, Jonathan Hoenecke, certify that:

1.	I have reviewed this Amendment No. 1 to Annual Report on Form 10-K/A of Titanium Asset Management Corp. (the “Registrant”); and

2.	Based on my knowledge, this Amendment No. 1 to the report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this Amendment No. 1 to the report.

Dated: April 30, 2013

/s/ Jonathan Hoenecke
Jonathan Hoenecke
Chief Financial Officer